UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 19, 2023 (May 17, 2023)

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

maryland

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900	11553
Uniondale, New York	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ABR	New York Stock Exchange
Preferred Stock, 6.375% Series D Cumulative Redeemable, par value $0.01 per share	ABR-PD	New York Stock Exchange
Preferred Stock, 6.25% Series E Cumulative Redeemable, par value $0.01 per share	ABR-PE	New York Stock Exchange
Preferred Stock, 6.25% Series F Fixed-to-Floating Rate Cumulative Redeemable, par value $0.01 per share	ABR-PF	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Arbor Realty Trust, Inc. (“Arbor” or the “Company”) held its virtual annual meeting of stockholders. At the meeting, the stockholders voted, as indicated below, on the following proposals:

1.	The following persons were elected to serve as Class II directors of Arbor by a vote of stockholders, each to serve for a three-year term of office expiring at the 2026 annual meeting of stockholders and until their successor is duly elected and qualified: Ivan Kaufman and Melvin F. Lazar.

Nominee	For	Against	Abstain	Broker Non-Vote
Ivan Kaufman	75,124,014	12,739,266	658,490	58,414,077
Melvin F. Lazar	73,530,613	14,326,098	665,059	58,414,077

2.	The stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of Arbor for fiscal year 2023.

For	Against	Abstain
142,070,487	4,105,274	760,086

3.	The stockholders approved the compensation of Arbor’s named executive officers as disclosed in the 2023 proxy statement.

For	Against	Abstain	Broker Non-Vote
75,500,050	11,120,269	1,901,451	58,414,077

4.	The stockholders recommended, on an advisory basis, holding the Company’s advisory vote on executive compensation for its named executive officers on an annual basis.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
55,692,678	1,367,043	29,533,579	1,928,470	58,414,077

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Exhibit

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

By:	/s/ Paul Elenio
Name:	Paul Elenio
Title:	Chief Financial Officer

Date: May 19, 2023